Offerings - Offering: 1	Aug. 17, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	4.926% Senior Notes due 2037
Amount Registered | shares	654,004,000
Maximum Aggregate Offering Price	$ 654,004,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 90,317.95
Offering Note	Represents the aggregate principal amount of the applicable series of notes to be offered in the exchange offer to which the registration statement relates.